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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                               -----------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        SPEECHWORKS INTERNATIONAL, INC.
                        -------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                  04-3239151
              --------                                  ----------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

          695 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS         02111
         ------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box.   [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box.   [X]

Securities Act registration statement file number to which this form relates:

   333-35164
---------------
(If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

  Title of Each Class                Name of Each Exchange on Which
  to be so Registered                Each Class is to be Registered
  -------------------                -------------------------------
        NONE

Securities to be registered pursuant to Section 12(g) of the Act:


                    COMMON STOCK, $.001 PAR VALUE PER SHARE
                    ---------------------------------------
                               (Title of Class)


                           Total Number of Pages: 3
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Item 1.  Description of Registrant's Securities To Be Registered.

     The Registrant incorporates herein by reference the following portions of the Registrant's Registration Statement on Form S-1 filed by the Registrant under the Securities Act of 1933, as amended, on April 19, 2000 and amended on June 30, 2000, July 3, 2000, July 11, 2000 and July 20, 2000 as the same may be subsequently amended by amendments to the Registration Statement, and, to the extent applicable, such portions of any prospectus relating to such Registration Statement filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended:

     Description of Capital Stock
          --   Common Stock
          --   Preferred Stock
          --   Registration Rights
          --   Delaware Law and Certain Charter and By-law Provisions

Item 2.  Exhibits.

     The Registrant incorporates herein by reference the following Exhibits to the Registration Statement on Form S-1 filed by the Registrant under the Securities Act of 1933, as amended, on April 19, 2000 and amended on June 30, 2000, July 3, 2000, July 11, 2000 and July 20, 2000 as the same may be subsequently amended by amendments to the Registration Statement:

          (1)  Restated Certificate of Incorporation of the Registrant, filed as
               Exhibit 3.1 to the Registration Statement on Form S-1.

          (2) Restated Certificate of Incorporation of the Registrant to be filed prior to completion of the offering, filed as Exhibit 3.2 to the Registration Statement on Form S-1.

          (3) Bylaws of the Registrant, filed as Exhibit 3.3 to the Registration Statement on Form S-1.

          (4) Amended and Restated Bylaws of the Registrant to be effective upon completion of the offering, filed as Exhibit 3.4 to the Registration Statement on Form S-1.

          (5)  Specimen Certificate representing the Common Stock, filed as
               Exhibit 4.1 to the Registration Statement on Form S-1.

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                                 SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              SPEECHWORKS INTERNATIONAL, INC.



                              By: /s/ Stuart R. Patterson
                                 -------------------------------------
                                 Stuart R. Patterson,
                                 President and Chief Executive Officer

Dated:  July 20, 2000


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